RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600

JORE INC
P 0 BOX 159
RONAN MT 59864
                                                                   CUSTOMER:4424
                                                                  AS OF:09/07/01

                                                                          PAGE 1

                           71 TIME CERTIFICATE 15374

ORIGINAL ISSUE DATE:    09/29/99                INTEREST RATE:  6.0000%
ORIGINAL ISSUE VALUE:   51,051.60               MATURITY DATE:  09/28/01
LAST RENEWAL DATE:      09/28/00                TERM:           365 DAYS
LAST RENEWAL VALUE:     53,583.40

                                *INTEREST ADVICE*
                        ********************************

INTEREST TO BE PAID ON: 09/27/01       INTEREST PAID THIS TERM: 3,304.91
INTEREST TO BE PAID:    251.37
ON 09/27/01, INTEREST PAID 2001 WILL BE 2,490.45.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 09/28/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15374 WILL BE 56,888.31.

                          *APPROACHING RENEWAL ADVICE*

YOUR CERTIFICATE WILL MATURE ON 09/28/01. IF THE CERTIFICATE RENEWS, THE NEW MATURITY DATE WILL BE 09/28/02.

THE NEW INTEREST RATE AND ANNUAL PERCENTAGE YIELD HAVE NOT BEEN DETERMINED. ON THE MATURITY DATE YOU WILL BE MAILED A RATE INFORMATION NOTICE. YOU MAY ALSO
OBTAIN RATE INFORMATION FOR THE MATURITY DATE BY CALLING 406-676-4600 OR 675-4600. IF YOU DECIDE NOT TO RENEW THE ACCOUNT YOU HAVE i0 DAYS AFTER THE RENEWAL DATE TO WITHDRAW WITHOUT PENALTY.

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RONAN STATE BANK
COMMUNITY BANK PABLO
P.O. BOX B
RONAN MT 59864

PHONE:406-676-4600

JORE INC
P 0 BOX 159
RONAN MT 59864
                                                                  CUSTOMER: 4424
                                                                 AS OF: 09/11/01
                                                                          PAGE 1

                            71 TIME CERTIFICATE 15767

ORIGINAL ISSUE DATE:    12/11/00                INTEREST RATE:  6.000%
ORIGINAL ISSUE VALUE:   69,513.62               MATURITY DATE:  09/28/01
                                                TERM:           365 DAYS

                                *INTEREST ADVICE*
                        *********************************

INTEREST TO BE PAID ON: 09/27/01       INTEREST PAID THIS TERM: 3,397.54
INTEREST TO BE PAID:    203.18
ON 09/27/01, INTEREST PAID 2001 WILL BE 3,397.54.
INTEREST WILL BE CREDITED TO YOUR CERTIFICATE MONTHLY.

ON 09/28/01, ASSUMING NO OTHER ACTIVITY, THE PROJECTED BALANCE OF YOUR 71 TIME CERTIFICATE 15767 WILL BE 72,911.16.

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